UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2022

Mercato Partners Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41017	86-2230021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 E. Cottonwood Parkway Suite #500 Cottonwood Heights, Utah	84121
(Address of Principal Executive Offices)	(Zip Code)

(801) 220-0055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MPRAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MPRA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MPRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Mercato Partners Acquisition Corporation (the “Company”) in its Form 8-K filed with the Securities and Exchange Commission on July 22, 2022, Joshua James, a member of the Board of Directors of the Company, resigned as a member of the Board of Directors of the Company (the “Board”) on July 19, 2022. Mr. James, an independent director, served as a member of the Audit Committee (the “Audit Committee”) of the Board at the time of his resignation.

On July 21, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that due to Mr. James’ resignation, the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Audit Committee to be comprised of a minimum of three independent directors. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire at the earlier of the Company’s next annual meeting of stockholders (the “Annual Meeting”) or July 19, 2023, or if the Annual Meeting is held before January 16, 2023, then the Company must evidence compliance no later than January 16, 2023. On November 17, 2022, Nasdaq issued a letter to the Company confirming the Company’s noncompliance with Nasdaq Listing Rule 5605 and informing the Company of the cure periods. The Company intends to appoint an additional independent director to the Board and the Audit Committee prior to the end of the cure periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercato Partners Acquisition Corporation

Date: November 21, 2022	By:	/s/ Scott Klossner
	Name:	Scott Klossner
	Title:	Chief Financial Officer

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